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                                                                   Exhibit 10.14


                            FIRST AMENDMENT TO LEASE

This First Amendment to Lease ("Amendment"), is made and entered into this 17 day of June, 1999 by and between Mission West Properties, L.P. II (formerly known as Berg & Berg Developers), a Delaware limited partnership ("Lessor") and Celeritek, Inc., a California Corporation ("Lessee").

                                    RECITALS

A. Lessee currently leases from Lessor 54,672 square feet of space located at 3236 Scott Boulevard, Santa Clara, California (the "Premises") pursuant to that certain lease dated April 1, 1993 (the "Lease").

B.    The term of the Lease expires September 30, 2000.

C. Lessee has elected and Lessor has agreed to extend the subject to the terms and conditions set forth herein:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree to amend the Lease as follows:

      1. TERM: The term of the Lease is hereby extended for five years until September 30, 2005.

      2. BASIC RENT: The basic rent shall be adjusted to and payable as follows:

                                                           Basic Rent    CAC*         Total
                                                           ----------   -------     --------
            October 1, 2000 through September 30, 2001      $ 76,541    $7,175*     $ 83,716
            October 1, 2001 through September 30, 2002      $ 82,008    $7,175*     $ 89,183
            October 1, 2002 through September 30, 2003      $ 97,590    $7,175*     $104,765
            October 1, 2003 through September 30, 2004      $101,493    $7,175*     $108,668
            October 1, 2004 through September 30, 2005      $105,553    $7,175*     $112,728

            * Subject to annual adjustment.

      3. BROKERAGE COMMISSION: Each party represents and warrants to the other party that it has not utilized or contacted a real estate broker or finder with respect to this Amendment and each party agrees to indemnify and hold each other harmless against any claim, cost, liability or cause of action asserted by any broker or finder claiming through either party. Lessor and Lessee agree that Lessor shall not be obligated to pay any broker leasing commissions, consulting fees, finders fees or any other fees or commissions arising out of the negotiation and execution of this Amendment or relating to any extended term of the Lease or to any expansion or relocation of the Premises.

      4. LESSEE CERTIFICATION: As a condition of Lessor's agreeing to this Amendment, Lessee hereby certifies and confirms that as of the date of this Amendment, Lessee is not in violation of any government regulations, ordinances, rules or laws, including those pertaining to Hazardous Waste and/or Hazardous Materials.
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     5.   COMMON AREA CHARGES ("CAC"): Lessee shall pay to Lessor estimated taxes, insurance and gardening during the extended term (the current monthly estimated common area charge is $7,175).

     6. RATIFICATION OF LEASE: Except as modified herein, the Lease is hereby ratified, approved and confirmed upon all the terms, covenants, and conditions.

     7. AUTHORITY: Each party executing this Amendment represents and warrants that he or she is duly authorized to execute and deliver this Amendment. If executed on behalf of a corporation, that this Amendment is executed in accordance with the bylaws of said corporation (or a partnership that this Amendment is executed in accordance with the partnership agreement of such partnership), that no other party's approval or consent to such execution and delivery is required, and that this Amendment is binding upon said individual, corporation (or partnership) as the case may be in accordance with its terms.


MISSION WEST PROPERTIES, L.P., II               Celeritek, Inc.
a Delaware limited partnership                  a California corporation
By: Mission West Properties, Inc.
    A Maryland corporation

By: /s/ CARL E. BERG                            By: /s/ MICHAEL HOULIHAN
   ----------------------------                    -----------------------------
        Carl E. Berg

Title: President                                Title: VP & CFO
      -------------------------                       --------------------------

Date:    6/18/99                                Date:  6/17/99
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